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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 10, 2004



                               CASH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-18317                                                  87-0398535
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                       3201 WEST COUNTY ROAD 42, SUITE 106
                           BURNSVILLE, MINNESOTA 55306
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 895-8399
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed since last report



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements:  None.

                  (b)      Pro forma financial information:  None.

                  (c)      Exhibits:

                           99.1     Press Release dated August 10, 2004


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 10, 2004, Cash Systems, Inc. issued a press release announcing its 2004 second quarter financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.


The information contained in this Current Report on Form 8-K and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 10, 2004

                                            CASH SYSTEMS, INC.


                                            By   /s/ Christopher Larson
                                               ---------------------------------
                                                 Christopher Larson
                                                 Chief Financial Officer




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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               CASH SYSTEMS, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
August 10, 2004                                                          0-18317

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                               CASH SYSTEMS, INC.

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EXHIBIT NO.                ITEM

       99.1                Press Release dated August 10, 2004






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